Second-Quarter Fiscal 2015 Earnings

April 29, 2015

ASHLAND

With good chemistry great things happen.™

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” ”forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland's substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise.

Regulation G: Adjusted Results

The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Fiscal Second Quarter 2015

Highlights[1]



($ Millions)
Sales
Adj. EBITDA margin
$1,600
$1,450
$1,300
$1,150
30%
20%
10%
0%
$1,545
17.6%
$1,391
18.8%
$1,350
22.3%
Q2 2014
Q1 2015
Q2 2015

Adj. EPS	$1.53	$1.46	$2.03



Factors affecting year-over-year EBITDA
($ Millions)
272
10
38
7
(16)
(10)
301
Q2 2014
Vol/ Mix
Margin
SG&A
FX
Other
Q2 2015

- Reported earnings per share (EPS) from continuing operations of $1.39
  - Adjusted earnings grew 33% to $2.03 vs. $1.53 per share in prior year
  - Fourth consecutive quarter of year-over-year adjusted EPS growth
- Adjusted EBITDA of $301 million, up 11% over prior year
- Currency and divestitures significant headwind to sales
- Achieved substantially all of the $200 million in annual run-rate savings from global restructuring
- Launched $270 million accelerated share repurchase
- In April, Ashland's board approved a new $1 billion share repurchase authorization

[1] Ashland's earnings releases dated April 29, 2015, and Jan. 26, 2015; available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

ASHLAND

Fiscal Second Quarter – Continuing Operations

Key Items Affecting Income

($ in millions, except EPS) Preliminary	Operating Income				Total		
2015	Ashland Specialty Ingredients	Ashland Performance Materials	Valvoline	Unallocated and Other	Pre-tax	After-tax	Earnings per Share
Restructuring	$ (18)				(18)	(17)	(0.25)
Impairment of equity investment			$ (14)		(14)	(14)	(0.21)
Tax indemnity income				$ 16	16	16	0.23
Losses on pension plan remeasurement				$ (9)	(9)	(7)	(0.10)
Loss on Divestiture					(33)	(21)	(0.31)
Total	$ (18)	$ -	$ (14)	$ 7	$ (58)	$ (43)	$ (0.64)
2014							
In Process R&D	$ (9)				$ (9)	$ (6)	$ (0.07)
Restructuring		$ (20)		$ (67)	(87)	(61)	(0.78)
ASK impairment		$ (46)			(46)	(29)	(0.37)
Losses on pension plan remeasurement				$ (105)	(105)	(70)	(0.89)
Tax adjustments					-	(15)	(0.20)
Total	$ (9)	$ (66)		$ (172)	$ (247)	$ (181)	$ (2.31)

- Excluding intangible amortization, adjusted EPS would have been 21 cents higher, or $2.24

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Second Quarter Three months ended March 31,			Three months ended Dec. 31,	
	2015	2014	Change	2014	Change
Sales	$1,350	$1,545	(13) %	$1,391	(3) %
Gross profit as a percent of sales	33.1 %	28.1 %	500 bp	29.4 %	370 bp
Selling, general and admin./R&D costs	$ 239	$ 263	(9) %	$ 243	(2) %
Operating income	$ 218	$ 183	19 %	$ 177	23 %
Operating income as a percent of sales	16.1 %	11.8 %	430 bp	12.7 %	340 bp
Depreciation and amortization	$ 83	$ 88	(6) %	$ 85	(2) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 301	$ 272	11 %	$ 262	15 %
EBITDA as a percent of sales	22.3 %	17.6 %	470 bp	18.8 %	350 bp

- Normalized for currency and divestitures[2], sales decreased 3% from prior year
- Mix, margins and restructuring savings drove 470 basis-point increase in EBITDA margin

[1] Ashland's earnings releases dated April 29, 2015 and Jan. 26, 2015; available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.
[2] Divestitures includes guar powder and redispersable powders (RDP) product lines exited during prior four quarters.

ASHLAND.

Ashland Specialty Ingredients
Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Second Quarter Three months ended March 31, 2015	2014	Change	Three months ended Dec. 31, 2014	Change
Metric tons sold (in thousands) - Actives basis	82.7	87.4	(5) %	79.9	4 %
Sales	$ 583	$ 629	(7) %	$ 561	4 %
Gross profit as a percent of sales	34.8 %	32.6 %	220 bp	32.7 %	210 bp
Selling, general and admin./R&D costs	$ 120	$ 134	(10) %	$ 124	(3) %
Operating income	$ 83	$ 70	19 %	$ 60	38 %
Operating income as a percent of sales	14.2 %	11.1 %	310 bp	10.7 %	350 bp
Depreciation and amortization	$ 59	$ 60	(2) %	$ 59	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 142	$ 130	9 %	$ 119	19 %
EBITDA as a percent of sales	24.4 %	20.7 %	370 bp	21.2 %	320 bp

- Volumes slightly up versus prior year, excluding energy
- Business and product mix, favorable costs and reduced SG&A, more than offset FX headwind leading to 370-basis-point improvement in EBITDA margin

[1] Ashland's earnings releases dated April 29, 2015 and Jan. 26, 2015 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Ashland Performance Materials
Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Second Quarter Three months ended March 31, 2015	2014	Change	Three months ended Dec. 31, 2014	Change
Metric tons sold (in thousands)	118.3	153.4	(23) %	129.5	(9) %
Sales	$ 286	$ 413	(31) %	$ 338	(15) %
Gross profit as a percent of sales	22.7 %	15.5 %	720 bp	17.3 %	540 bp
Selling, general and admin./R&D costs	$ 35	$ 40	(13) %	$ 36	(3) %
Operating income	$ 30	$ 31	(3) %	$ 25	20 %
Operating income as a percent of sales	10.5 %	7.5 %	300 bp	7.4 %	310 bp
Depreciation and amortization	$ 14	$ 18	(22) %	$ 17	(18) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 44	$ 49	(10) %	$ 42	5 %
EBITDA as a percent of sales	15.4 %	11.9 %	350 bp	12.4 %	300 bp

- 3% composites volume growth offset by elastomers divestiture and reduced I&S volumes
- Lower input costs drove margin improvement

1 Ashland's earnings releases dated April 29, 2015 and Jan. 26, 2015 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

Valvoline

Results Summary[1]

($ in millions) Preliminary	Fiscal Second Quarter Three months ended March 31, 2015	2014	Change	Three months ended Dec. 31, 2014	Change
Lubricant gallons (in millions)	40.5	39.6	2 %	38.9	4 %
Sales	$ 481	$ 503	(4) %	$ 492	(2) %
Gross profit as a percent of sales	36.1 %	32.1 %	400 bp	33.3 %	280 bp
Selling, general and admin./R&D costs	$ 84	$ 86	(2) %	$ 87	(3) %
Operating income	$ 96	$ 81	19 %	$ 83	16 %
Operating income as a percent of sales	20.0 %	16.1 %	390 bp	16.9 %	310 bp
Depreciation and amortization	$ 10	$ 9	11 %	$ 9	11 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 106	$ 90	18 %	$ 92	15 %
EBITDA as a percent of sales	22.0 %	17.9 %	410 bp	18.7 %	330 bp

- Strong promotions and superior service model, combined with lower input costs, led to a record quarter for Valvoline segment earnings
- Pricing adjustments made during quarter; expected to continue in Q3 leading to lower margins

[1] Ashland's earnings releases dated April 29, 2015 and Jan. 26, 2015; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

Corporate Items

- Adjusted effective tax rate of 21.0%
  - FY 2015 expectation remains at 24-26%
- Trade Working Capital[1] ended quarter at 19.1% of sales
- Capital expenditures totaled $43 million
  - Full-year 2015 expectation remains ~$275-$300 million
- Free cash flow[2] generation of $4 million
  - FY 2015 expectation now at $225-$250 million
- Liquidity remains strong at $2.1 billion with ~$900 million in cash
  - Almost all cash held outside the U.S.
- Trust established to pay for future asbestos related costs

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

Margin Profile Expectations
Update to FY 2015 and Long Term

Execution and cost control expected to drive strong earnings growth with ASH EBITDA margin exceeding 19% in 2015

Operating Segment	2014 Adjusted EBITDA %	Performance Drivers	2015 Adjusted EBITDA % Target	Expected Additional Long-term Margin Expansion (in bps)	Performance Drivers	Long-term Normalized EBITDA % Targets
Specialty Ingredients	21.2%	Growth in high-value-add areas and in emerging markets; cost efficiencies and SG&A savings; mix upgrades; somewhat offset by FX and energy	23.0 - 23.5 %	200 - 400	Growth through new technology focused on regional needs; enhanced customer service leading to improved value	25 - 27 %
Performance Materials	10.5%	Volume growth and margin management in composites; plant efficiency and cost-outs; offset by I&S headwind and FX	~10.0 %	0 - 100	New application development leading to volume growth; mix improvement; efficient use and optimization of assets; offset by I&S headwind	10 - 11 %
Valvoline	17.6%	25+ stores added to VIOC store count; Growth in target international markets; mix upgrade; favorable raw materials; improving domestic demand	~20.0 %	0 - 0	Continued volume increases in target high-growth international markets; additions to VIOC store count; continued mix upgrade	19 - 20 %

ASHLAND

ASHLAND®

Appendix A: Bridges

Ashland Q2 FY 2014 vs. Q2 FY 2015
Revenue Bridge



($ millions)
Preliminary
1,545
+0.4%
-3.0%
-4.7%
-5.3%
1,350
Q2 2014
Volume
Price
Currency
Acq/Div/ Other[1]
Q2 2015

- Volume growth across most end markets offset by currency headwinds and divestitures.
- Raw material pass through was primary driver to lower overall pricing

[1] Acq/Div/Other includes guar powder and redispersible powders (RDP) product lines exited during prior four quarters.

Ashland Q2 FY 2014 vs. Q2 FY 2015
Adjusted EBITDA Bridge


($ millions)
Preliminary
272
10
38
7
(16)
(10)
301
Q2 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q2 2015

- Volumes, mix, and margin contributed $48 million to EBITDA
- SG&A, driven by restructuring savings, resulted in $7 million tailwind

ASHLAND.

Ashland Specialty Ingredients

Adjusted EBITDA Bridge

($ millions)
Preliminary

Q2 FY 2014 versus Q2 FY 2015



7
9
8
0
130
(12)
142
Q2 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q2 2015

- Strong mix, good margins, and reduced SG&A drove 9% YOY increase to EBITDA
- Currency, driven by Euro, was a $12 million headwind
  - Excluding this effect EBITDA grew 18% from prior year

Adjusted EBITDA Bridge

($ millions)
Preliminary

Q2 FY 2014 versus Q2 FY 2015


49
(2)
17
(2)
(4)
(14)
44
Q2 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q2 2015

- Lower input costs were primary driver to improved margins
- Other category reflects impact of ASK and elastomers divestitures

Adjusted EBITDA Bridge

($ millions)
Preliminary



Q2 FY 2014 versus Q2 FY 2015
90
5
12
0
(2)
1
106
Q2 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q2 2015

- Good volume, mix and lower input costs primary drivers to EBITDA growth
- Currency was moderate headwind

ASHLAND®

Appendix B: Volume Trends and Liquidity and Net Debt

Normalized Volume Trends[1]


110%
105%
100%
95%
90%
Rolling Four Quarters
Specialty Ingredients2
Performance Materials2
Valvoline
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14
Jun '14
Sept '14
Dec '14
Mar '15
Period Ended

[1] Excludes volumes associated with elastomers for all periods. Includes volumes associated with ISP for all periods.
[2] ASI and APM reflect realignment of adhesives and intermediates and solvents for all periods.

ASHLAND.

Liquidity and Net Debt

($ in millions)

Liquidity		At Mar. 31, 2015
Cash	$	911
Available revolver and A/R facility capacity		1,156
Liquidity	$	2,067

Debt	Expiration	Interest Rate	Moody's	S&P		At Mar. 31, 2015
4.750% senior notes, par $1,125 million	08/2022	4.75%	Ba1	BB	$	1,120
3.875% senior notes, par $700 million	04/2018	3.875%	Ba1	BB		700
3.000% senior notes, par $600 million	03/2016	3.000%	Ba1	BB		600
6.875% senior notes, par $375 million	05/2043	6.875%	Ba1	BB		376
A/R facility drawn[1]	08/2015	L+75				165
6.5% debentures, par $282 million	06/2029	6.500%	Ba2	B+		135
Revolver drawn[2]	03/2018	L+175	Ba1	BB		40
Other debt		Various				49
Total debt			Ba1/ Stable	BB/ Stable	$	3,185
Cash					$	911
Net debt (cash)					$	2,274

[1] AR securitization facility with total borrowing capacity of $250 million; capacity as of Mar. 31, 2015 of $233 million

[2] $1.2 billion facility, including ~$72 million for letters of credit

Scheduled Debt Repayments by Fiscal Year



$194
$608
$740
$5
$1,125
$664
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23 and after

ASHLAND.

ASHLAND®

Appendix C:
Business Profiles

12 Months Ended March 31, 2015

Corporate Profile

Sales[1] - $5.9 Billion

By commercial unit


Ashland Specialty Ingredients 41%
Ashland Performance Materials 24%
Valvoline 35%

By geography


North America[2] 53%
Europe 24%
Asia Pacific 16%
Latin America/ Other - 7%

[1] For 12 months ended March 31, 2015.

[2] Ashland includes only U.S. and Canada in its North America designation.

Corporate Profile

Adjusted EBITDA[1] - $1.1 Billion


Ashland Performance Materials 15%
Valvoline 35%
Ashland Specialty Ingredients 50%

NYSE Ticker Symbol:	ASH
Total Employees:	~10,000
Outside North America	~30%
Number of Countries in Which Ashland Has Sales:	More than 100

[1] For 12 months ended March 31, 2015. See Appendix D for reconciliation to amounts reported under GAAP.

ASHLAND.

Ashland Specialty Ingredients

A global leader of cellulose ethers and vinyl pyrrolidones

Sales by Market[2]



Coatings 15%
Construction 9%
Other Industrial Specialties 14%
Adhesives 14%
Personal Care 24%
Pharma 15%
Nutrition & Other Consumer Specialties 9%

Sales by Product



PVP 18%
Actives - 6%
Vinyl Ethers 6%
Guar - 3%
Biocides – 4%
Other 14%
Cellulosics 37%
Adhesive 12%

Sales by Geography



Europe 33%
Asia Pacific 18%
Latin America/ Other - 10%
North America 39%

For 12 Months Ended March 31, 2015

Sales: $2.4 billion

Adjusted EBITDA: $550 million[1]

Adjusted EBITDA Margin: 22.6%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

Ashland Performance Materials

Global leader in unsaturated polyester resins and vinyl ester resins



Sales
by Market
Transportation 22%
Electronics 4%
Other Process Industries 13%
Construction: Infrastructure 6%
Construction: Industrial 28%
Construction: Residential 11%
PU/TPU2 4%
Marine 12%



Sales
by Product
Elastomers3 13%
Intermediates/ Solvents 26%
Composites 61%



Sales
by Geography
Europe 34%
Asia Pacific - 14%
Latin America/ Other 5%
North America 47%

For 12 Months Ended March 31, 2015

Sales: $1.4 billion

Adjusted EBITDA: $170 million[1]

Adjusted EBITDA Margin: 11.9%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.
2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.
3 Includes sales only through December 1, 2014

ASHLAND.

Valvoline: A leading worldwide producer and distributor of premium-branded lubricants, automotive chemicals and car-care products

Sales by Market



DIFM: Valvoline Instant Oil Change 18%
Valvoline International 29%
DIFM: Installer Channel 23%
Do-It-Yourself 30%

Sales by Product



Lubricants 86%
Chemicals - 7%
Antifreeze 5%
Filters 2%

International Sales by Region[2]



Australia 22%
Latin America/ Other – 19%
Asia Pacific ex Australia 36%
Europe 23%

For 12 Months Ended March 31, 2015

Sales: $2.0 billion

Adjusted EBITDA: $384 million[1]

Adjusted EBITDA Margin: 19.0%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Includes nonconsolidated joint ventures.

ASHLAND®

Appendix D: Non-GAAP Reconciliation

Ashland Inc. and Consolidated Subsidiaries

Reconciliation of Non-GAAP Data

for 12 Months Ended March 31, 2015

($ millions, except percentages)

Sales[1]	Q2 15	Q1 15	Q4 14	Q3 14	Total
Specialty Ingredients	583	561	635	653	2,432
Performance Materials	286	338	383	420	1,427
Valvoline	481	492	520	532	2,025
Total	1,350	1,391	1,538	1,605	5,884

Adjusted EBITDA[1]	Q2 15	Q1 15	Q4 14	Q3 14	Total	Adjusted EBITDA Margin
Specialty Ingredients	142	119	147	142	550	22.6%
Performance Materials	44	42	31	53	170	11.9%
Valvoline	106	92	87	99	384	19.0%
Unallocated	9	9	7	4	29	
Total	301	262	272	298	1,133	

[1] Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

ASHLAND.

ASHLAND®

With good chemistry great things happen.™